EXHIBIT A-15

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CLASS B-1H CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A, CLASS A-1B, CLASS A-1C, CLASS CS-1, CLASS CS-2, CLASS CS-3, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6 AND CLASS A-7 AND CLASS B-1 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON DECEMBER 17, 1996, AND BASED ON ITS ISSUE PRICE OF 90.49434% AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ITS INITIAL PRINCIPAL BALANCE, IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED DECEMBER 10, 1996 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS A-1C, CLASS CS-1, CLASS CS-2, CLASS CS-3, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6 AND CLASS A-7 CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS-THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE IS APPROXIMATELY 9.50565800%; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 9.60%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (DECEMBER 17, 1996 TO JANUARY 13, 1997) AS A PERCENTAGE OF THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY 0.09932439%.

                        ASSET SECURITIZATION CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1996-MD VI, CLASS B-1H

Pass-Through Rate:  7.97795%*


First Distribution Date:                      Cut-off Date: December 17, 1996
January 15, 1997

Aggregate Initial                             Scheduled Final
Certificate Balance of the                    Distribution Date:
Class B-1H Certificates:                      November 13, 2026
$1,000.09

CUSIP:  045424 DL9

                                              Initial Certificate
                                              Balance of this Certificate:
                                              $1,000.09

No.: B-1H -

     This certifies that -------------------- is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B-1H Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class A-1C, Class CS-1, Class CS-2, Class CS-3, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class P-IO, Class B-1, Class V-1, Class V-2, Class R and Class LR Certificates (together with the B-1H Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of December 17, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, AMRESCO Management, Inc., as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     This Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

----------
* The Pass-Through Rate is for the Distribution Date occurring in January 1997. The Pass-Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

     Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in January, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and; provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B-1H Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

     During each Interest Accrual Period (as defined below), interest on the Class B-1H Certificates will be calculated based on a 360-day year consisting of twelve 30-day months on the outstanding Certificate Balance hereof.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on January 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in January 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in January 1997 shall consist of the actual number of 24 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in January 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of failure of Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee under the Pooling and Servicing Agreement and the transfer of such amounts to a successor Trustee or (ii) the termination of the Trust Fund and distribution of such amounts to the Class LR Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

     As provided in the Pooling and Servicing Agreement, the Trust Fund includes
(i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties, Escrow Accounts or other collateral given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, the Escrow Accounts and the Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), the Prime Retail Treasury
Collateral  Account,  the  Collection  Account,  the  Certificate   Distribution
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Mortgage Interest Reserve Account, the Floor Interest Reserve Account, the Default Interest Distribution Account and the Excess Interest Distribution Account, including reinvestment income; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; (xi) the Floor Agreements; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts and any Reserve Accounts, to the extent such interest belongs to the related Borrower); and (xiii) the rights to payments under the Interest Rate Cap Agreements. As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above-accounts for purposes other than distributions to Certificateholders.

     This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

     No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions in such agreements, (iii) to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Regular Certificates by each Rating Agency, (iv) to amend or supplement any provisions in such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment or confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, (v) to amend or supplement any provisions of any Custodial Agreement to the extent necessary or desirable to maintain the ratings assigned to each of the Classes of Certificates by each Rating Agency or (vi) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of the Regular Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of each affected Certificateholder;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of the Holders of all Certificates then outstanding;

        (iii) alter the servicing standard set forth in the Pooling and Servicing Agreement or the obligations of the Servicer, the Trustee or the Fiscal Agent to make a P&I Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend Section 10.07 of the Pooling and Servicing Agreement, without the consent of the holders of all Certificates representing all the Percentage Interests of the class or classes affected thereby.

     Further, the Depositor, the Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement or the Custodial Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMICs as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior Notice of Termination given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the month preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Advances, with interest thereon at the Advance Rate, and unpaid Servicing Fees, Trustee Fees and Trust Fund expenses; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the Mortgage Rate.

     The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund pursuant to Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling and Servicing Agreement.

     The obligations created by the Pooling and Servicing Agreement shall terminate upon the earliest to occur of (i) the repurchase of the Mortgage Loans by the Depositor, the Servicer or the Holder of the Class LR Certificates as described above; or (ii) the later of (a) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund, or (b) the liquidation and disposition pursuant to the Pooling and Servicing Agreement of the last asset held by the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant(s) of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class B-1H Certificate to be duly executed.

Dated:  December 17, 1996


                         LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee




                         By:
                             -------------------------------------
                                           Authorized Officer



                          Certificate of Authentication
                          -----------------------------

     This is one of the Class B-1H Certificates referred to in the Pooling and Servicing Agreement.

Dated:  December 17, 1996


                         LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent




                         By:
                             -------------------------------------
                                           Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto -------------------------------------------
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B-1H Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class B-1H Certificate of the entire Percentage Interest represented by the within Class B-1H Certificates to the above-named Assignee(s) and to deliver such Class B-1H Certificate to the following address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Date: -----------               ----------------------------
                                Signature by or on behalf of
                                Assignor(s)


                                -----------------------------
                                Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:------------------------------------------------------------------
-------------------------------------------------------------------------------.


Distributions, if be made by wire transfer in immediately available funds to ---------------------------------------------------------------------------- for
the  account  of   -------------------------------------------------------------
account number ------------------------------------------------.

This information is provided by ------------------------------------------------
the Assignee(s) named above, or ------------------------------------------------
as its (their) agent.

                    By:
                       ------------------------------------------




                       ------------------------------------------
                        [Please print or type name(s)]




                       ------------------------------------------
                       Title




                       ------------------------------------------
                       Taxpayer Identification Number